Filed pursuant to Rule 497(a)

File No. 333-261047

Rule 482ad

Altmore BDC, Inc. Announces Proposed Initial Public Offering

McLean, Virginia – February 9, 2022 -- Altmore BDC, Inc. (“Altmore” or the “Company”), a specialty finance company that invests primarily in loans to companies operating in the cannabis industry including cultivators, processors, manufacturers, distributors, retailers and potentially, ancillary companies that serve the industry, today announced the filing of a registration statement on Form N-2 related to an initial public offering of 6,666,667 shares of its common stock. The price range for this offering is currently $14.50 to $15.50 per share of common stock. Altmore has applied to have its common stock approved for listing on the NASDAQ Capital Market under the symbol “ABDC.” In connection with this offering, Altmore is expected to grant the underwriters a 30-day option to purchase up to an additional 1,000,000 shares of its common stock. The completion of the proposed offering depends upon several factors, including market and other conditions.

Altmore intends to use the net proceeds of this offering for investments in senior secured loans in accordance with investment objective and strategies described in the prospectus and for general working capital purposes, though it is possible that some of the net proceeds may be invested in other forms of debt, as described in the prospectus.

Ladenburg Thalmann & Co. Inc., Compass Point Research & Trading, LLC and Oppenheimer & Co. Inc. are acting as joint lead book-running managers for the offering.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. Offers of these securities are made only by means of the preliminary prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense. This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Altmore before investing. The preliminary prospectus, dated February 9, 2022, contains this and other information about Altmore and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

The offering of these securities will be made only by means of a preliminary prospectus forming a part of the registration statement, copies of which may be obtained, when available, from Ladenburg Thalmann & Co. Inc. at 640 Fifth Avenue, 4th Floor, New York, New York 10019, by calling toll-free 1-800-573-2541 or by sending an e-mail to: prospectus@ladenburg.com; Compass Point Research & Trading LLC, Attention: Syndicate, 1055 Thomas Jefferson Street, N.W. Suite 303, Washington, D.C. 20007, or by sending an email to: syndicate@compasspointllc.com; or Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, or by sending an email to: equityprospectus@opco.com.

About Altmore BDC, Inc.

Altmore BDC, Inc. is a newly-organized specialty finance company that invests primarily in loans to cannabis operators in the United States, including cultivators, processors, manufacturers, distributors, and retailers (“Cannabis Operators”), and potentially, ancillary companies that serve the industry. Altmore intends to primarily make senior secured term loans to Cannabis Operators that are licensed in, and compliant with, state-regulated cannabis programs, as well as local laws and regulations. Prior to the closing of this offering, the Company will purchase approximately $114.081 million of principal of Cannabis Operator senior secured term loans currently held by one or more of the Adviser’s U.S. cannabis debt investment vehicles (“Legacy Portfolio”). The Legacy Portfolio will be acquired at fair value and, as consideration therefor, the Company will issue approximately 6,861,036 shares of its common stock. In addition, the seller will be entitled to any accrued interest as of the date of the settlement.

Forward-Looking Statement Disclaimer

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements, including those set forth in the risk factors section of the prospectus used in connection with Altmore’s initial public offering. No assurance can be given that the offering discussed above will be completed on the terms described, or at all, or the net proceeds of the offering will be used as indicated. Altmore expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Altmore’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Contact

Altmore BDC, Inc.

Hyung-Jin Patrick Kim

703-861-3964 /patrick@altmorecap.com

Investor Relations

The Equity Group Inc.

Serena Liegey

212 836-9630 / sliegey@equityny.com

Lena Cati

212 836-9611 / lcati@equityny.com